Fees Summary	Feb. 03, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 33,775,498.00
Previously Paid Amount	0.00
Total Fee Amount	4,664.40
Total Offset Amount	0.00
Net Fee	$ 4,664.40